Exhibit 99.1

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 1 of 40

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FIVE(5)
Debtor(s).	For the Month Ending:	10/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS — 279,080.44

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS — 211,469.54

3. BEGINNING BALANCE: — 67,610.90

4. TOTAL RECEIPTS THIS PERIOD: — 196,405.06

5. BALANCE: — 264,015.96

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)	160,608.30
Disbursements (from page 2)	92,336.89

TOTAL DISBURSEMENTS THIS PERIOD:*** — 252,945.19

7. ENDING BALANCE: — 11,070.77

8. General Account Number(s): XX-6261

Depository Name & Location:
EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 3 of 40

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 10/31/2020 Balance on Statement: $11,070.77

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $11,070.77

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 4 of 40

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FIVE(5)
Debtor(s).	For the Month Ending:	10/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		134,652.18
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		117,614.09
3. BEGINNING BALANCE:		17,038.09
4. TOTAL RECEIPTS THIS PERIOD:		130,601.96
5. BALANCE:		147,640.05
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	145,470.05	
TOTAL DISBURSEMENTS THIS PERIOD:***		145,470.05
7. ENDING BALANCE:		2,170.00

8. General Account Number(s): XX-6268

Depository Name & Location:
EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 10/5/2020 American Funds Employee Benefit 16 , 280 . 0 0 16 , 280 . 0 0 10/7/2020 Intuit Payroll 35 , 813 . 7 0 35 , 813 . 7 0 10/9/2020 IRS Payroll Tax 15 . 0 0 #VALUE! 10/9/2020 American Funds Employee Benefit 255 . 0 0 255 . 0 0 10/9/2020 EDD Payroll Tax 1 , 610 . 4 4 1 , 610 . 4 4 10/9/2020 NYS Dept of Taxation & Finance Payroll Tax 1 , 866 . 6 0 1 , 866 . 6 0 10/9/2020 IRS Payroll Tax 12 , 448 . 5 0 12 , 448 . 5 0 10/13/2020 Intuit Payroll 21 , 018 . 3 2 21 , 018 . 3 2 10/14/2020 American Funds Employee Benefit 792 . 0 0 792 . 0 0 10/14/2020 EDD Payroll Tax 1 , 156 . 1 5 1 , 156 . 1 5 10/14/2020 NYS Dept of Taxation & Finance Payroll Tax 1 , 380 . 1 2 1 , 380 . 1 2 10/14/2020 IRS Payroll Tax 6 , 613 . 3 0 6 , 613 . 3 0 10/15/2020 NYS Dept of Taxation & Finance Payroll Tax 312 . 0 0 312 . 0 0 10/26/2020 Intuit Payroll 35 , 169 . 7 4 35 , 169 . 7 4 10/28/2020 NYS Dept of Taxation & Finance Payroll Tax 416 . 7 5 416 . 7 5 10/28/2020 EDD Payroll Tax 1 , 828 . 5 9 1 , 828 . 5 9 10/28/2020 IRS Payroll Tax 8 , 493 . 8 4 8 , 493 . 8 4 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 145 , 470 . 0 5 #VALUE! * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk T - O 1 T 5 A 5 L 0 D 1 I - S E BU R RSEM D E o N c T 2 S 3 FR 2 OM F DI il P e P d AY 1 R 1 O /1 LL 6/ A 2 C 0 COU E NT nt F e O r R e C d U 1 R 1 RE /1 N 6 T / P 2 E 0 RI 1 O 6 D :25:11 Desc Main Document Page 5 of 40

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 6 of 40

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 10/31/2020 Balance on Statement: $2,170.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $2,170.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 7 of 40

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CHINESEINVESTORS.COM, INC.	Case Number: 2:20-bk-15501
	Operating Report Number: FIVE(5)
Debtor(s).	For the Month Ending: 10/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		7.81
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		7.81
4. TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		7.81
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		7.81

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - b T k O - T 1 A 5 L 5 D 0 I 1 S - B E U R RSEM D E o N c T 2 S 3 F 2 ROM F D ile IP d T 1 A 1 X / E 1 S 6 A /2 C 0 COU E N n T t F e O re R d CU 11 RR /1 E 6 N / T 20 PE 1 R 6 IO :2 D 5:11 Desc Main Document Page 8 of 40

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc
Main Document Page 9 of 40

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 10/31/2020 Balance on Statement: $7.81

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $7.81

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 10 of 40

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: FIVE(5) For the Month Ending: 10/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		55,830.83
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		25,926.56
3. BEGINNING BALANCE:		29,904.27 [1]
4. RECEIPTS DURING CURRENT PERIOD:		20,339.16
5. BALANCE:		50,243.43
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	14,671.96	
Disbursements (from page 2)	12,491.05	
TOTAL DISBURSEMENTS THIS PERIOD:***		27,163.01
7. ENDING BALANCE:		23,080.42

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Bank of China. Account is necessary to process payroll for overseas employees.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 10/6/2020 China Tax Administration Quarterly Tax fee 4,894.77 4,894.77 10/14/2020 Transfer Transfer Transfer to China Petty Cash 7,402.74 7,402.74 10/15/2020 Transfer to China Petty Cash 7,269.22 7,269.22 10/27/2020 Shanghai Employee Employee benefit 7,596.28 7,596.28 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 TOTAL DISBURSEMENTS THIS PERIOD: $14,671.96 $12,491.05 $27,163.01 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2: T 2 O 0 T - A b L k D - 1 IS 5 B 5 U 0 RS 1 E - M E E R NTS F D R o OM c 2 BA 3 N 2 K OF F C il H e I d NA 1 C 1 A / S 1 H 6 A /2 C 0 COUN E T n F t O e R re C d UR 1 R 1 EN /1 T 6 P / E 2 R 0 IO 1 D 6:25:11 Desc Main Document Page 11 of 40

Bank statement Date: 10/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $23,080.42 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $23,080.42 Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc BAN M K ai O n F D C oc H u IN m A en C t ASH Pa A g C e C 1 O 2 U o N f T 40 BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 13 of 40

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FIVE(5)
Debtor(s).	For the Month Ending:	10/31/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		308.54
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		0.00
3. BEGINNING BALANCE:		308.54 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.00
5. BALANCE:		308.54
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		308.54

8. General Account Number(s): XX-0455

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Shanghai Newcoins Account.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 23 N 2 GHA F I i N le E d W 1 C 1 O / I 1 N 6 S /2 A 0 CCO E U n N t T er A e C d CO 11 U / N 1 T 6/ F 2 O 0 R 1 C 6 U : R 2 R 5 E :1 N 1 T PE D R e IO s D c Main Document Page 14 of 40

Case 2:20-bk-15501-ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 15 of 40

BANK RECONCILIATION

Bank statement Date: 10/31/2020 Balance on Statement: $308.54

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $308.54

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

In Re: CHINESEINVESTORS.COM, INC. Debto r( s ). CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : FIVE(5) For the Month Ending : 10 / 31 / 2020 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 9,990.07 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 9,990.00 3. BEGINNING BALANCE: 0. 0 7 [1] 4. RECEIPTS DURING CURRENT PERIOD: 22,000.00 5. BALANCE: 22,000.07 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Tra n s f ers to Ot h er D I P Account s ( f rom p a g e 2 ) 0. 0 0 D is bu rs e m ent s ( f rom p a g e 2 ) 22, 0 00. 0 0 TOTAL DISBURSEMENTS THIS PERIOD:*** 22,000.00 7. ENDING BALANCE: 8. General Account Number(s): 0. 0 7 XX - 1942 Shanghai Pudong Development Bank Depository Name & Location: 18 JIAFENG RD.,WAI GAO QIAO FTZ SHANGHAI,CHINA * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS SHANGHAI NEWCOINS ACCOUNT [1]This Account was opened on August 10, 2020. Debtor will be supplementing MOR for August and September to show additional monthly statements. Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc UNITED M S a T in AT D E o S cu D m E e P n A t RTM P E a N g T e O 16 F o JU f 4 S 0 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 10/13/2020 Payroll 15 , 000 . 0 0 15 , 000 . 0 0 10/23/2020 Payroll 7 , 000 . 0 0 7 , 000 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $22 , 000 . 0 0 $22 , 000 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 23 N 2 GHA F I i N le E d W 1 C 1 O / I 1 N 6 S /2 A 0 CCO E U n N t T er A e C d CO 11 U / N 1 T 6/ F 2 O 0 R 1 C 6 U : R 2 R 5 E :1 N 1 T PE D R e IO s D c Main Document Page 17 of 40

Bank statement Date: 10/31/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $0.07 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $0.07 Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 18 A o C f C 4 O 0 UNT BANK RECONCILIATION

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I. D. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	11,070.77
A.1 DIP PAYROLL ACCOUNT	2,170.00
A.2 DIP TAXES ACCOUNT	7.81
CHASE ACCOUNT #1723	0.00
CHASE ACCOUNT #1731	0.00
CHASE ACCOUNT #6062	0.00
BANK OF CHINA CASH ACCOUNT	23,080.42
SHANGHAI NEWCOINS ACCOUNT 0455	308.54
SHANGHAI NEWCOINS ACCOUNT 1942	0.07
PETTY CASH CHINA (SEE BELOW)	596.00

TOTAL CASH AVAILABLE: 37,233.61

Petty Cash (China) Transactions:

Date	Purpose	Amount
10/1/2020	Beginning Balance	46.24
10/1/2020	Collection of membership subscription	49,865.50
10/14/2020	Withdraw from Bank of China	7,402.74
10/15/2020	Withdraw from Bank of China	7,269.22
10/15/2020	Transfer	9,896.00
10/15/2020	September Shanghai office Employees Payroll	(70,773.31)
10/15/2020	September Utilities Fee	(112.64)
10/15/2020	September Office Managerment Fee	(961.60)
10/15/2020	September Office 1 additional ADSL fee	(847.50)
10/15/2020	September Telephone Fee	(30.96)
10/15/2020	September Office supplies	(591.61)
10/15/2020	September Transportation fee	(239.51)
10/15/2020	September Warren's Expenses fee	(25.78)
10/31/2020	Realized Foreign Currency Gain(Loss)	(300.79)

TOTAL PETTY CASH TRANSACTIONS: 596.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 OPER ATING ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 6261 Beginning balance $67,610.90 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6261 (0) Direct inquiries to: 888 895 - 5650 Low balance $5,343.77 Total additions (100) 196,405.06 Average balance $42,377.70 Total subtractions (42) 252,945.19 Ending balance $11,070.77 CREDITS Number Date Transaction Description Additions 10 - 01 Wire Trans - IN 1,000.00 10 - 02 Wire Trans - IN 568.00 10 - 02 Wire Trans - IN 1,140.00 10 - 02 Wire Trans - IN 1,549.00 10 - 02 Pre - Auth Credit GOOGLE PAYMENT 201002 US002IJXPN 0.49 10 - 02 Pre - Auth Credit 559.00 10 - 02 Deposit 459.00 10 - 02 Deposit 2,000.00 10 - 02 Deposit 2,397.00 10 - 05 Wire Trans - IN 449.00 10 - 05 Wire Trans - IN 559.00 10 - 05 Wire Trans - IN 559.00 10 - 05 Deposit 99.00 10 - 05 Deposit 459.00 10 - 05 Deposit 1,140.00 10 - 05 Deposit 3,000.00 10 - 06 Wire Trans - IN WILSON - DAVIS + CO. , INC. 51,000.00 10 - 06 Deposit 73.57 10 - 06 Deposit 75.00 10 - 06 Deposit 88.00 10 - 06 Deposit 99.00 10 - 06 Deposit 559.00 10 - 06 Deposit 559.00 10 - 06 Deposit 1,249.00 10 - 06 Deposit 2,500.00 10 - 07 Wire Trans - IN 559.00 10 - 07 Deposit 1,699.00 10 - 08 Wire Trans - IN 559.00 Commercial Analysis Checking Account number Stay alert for email scams. If you receive an email from an unknown sender about receiving or sending money for inheritance, charities for COVID - 19, or anything similar, do not respond or share your personal information. Protect yourself by deleting the email. ACCOUNT STATEMENT Page 1 of 4 STARTING DATE: October 01, 2020 ENDING DATE: October 31, 2020 Total days in statement period: 31 Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc Main Document Page 20 of 40

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EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

Page 2 of 4

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: October 01, 2020
ENDING DATE: October 31, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description		Additions
	10-08	Wire Trans-IN		1,140.00
	10-08	Wire Trans-IN		2,111.00
	10-08	Deposit		1,699.00
	10-09	Wire Trans-IN		553.00
	10-09	Pre-Auth Credit		559.00
	10-09	Deposit		99.00
	10-09	Deposit		559.00
	10-09	Deposit		2,000.00
	10-13	Wire Trans-IN		549.00
	10-13	Wire Trans-IN		559.00
	10-13	Wire Trans-IN		940.00
	10-13	Wire Trans-IN		1,140.00
	10-13	Wire Trans-IN		1,140.00
	10-13	Wire Trans-IN		1,699.00
	10-13	Pre-Auth Credit		559.00
	10-13	Deposit		288.00
	10-13	Deposit		440.00
	10-13	Deposit		459.00
	10-13	Deposit		559.00
	10-13	Deposit		1,549.00
	10-13	Deposit		1,549.00
	10-13	Deposit		1,699.00
	10-13	Deposit		2,249.00
	10-13	Deposit		3,098.00
	10-14	Wire Trans-IN		340.00
	10-14	Wire Trans-IN		459.00
	10-14	Wire Trans-IN		559.00
	10-14	Wire Trans-IN		1,980.00
	10-14	Wire Trans-IN		2,000.00
	10-15	Wire Trans-IN		2,000.00
	10-15	Deposit	TLR 6201 BR 8062	2,257.00
	10-15	Deposit	TLR 6201 BR 8062	30,000.00
	10-15	Deposit		99.00
	10-15	Deposit		1,249.00
	10-15	Deposit		2,000.00
	10-16	Wire Trans-IN		459.00
	10-16	Deposit		3,018.00
	10-19	Deposit		99.00
	10-19	Deposit		459.00
	10-19	Deposit		459.00
	10-19	Deposit		559.00
	10-19	Deposit		1,699.00
	10-19	Deposit		2,000.00
	10-19	Deposit		2,158.00
	10-20	Wire Trans-IN		459.00
	10-20	Pre-Auth Credit		1,018.00
	10-20	Deposit		559.00
	10-21	Pre-Auth Credit		1,549.00
	10-21	Deposit		559.00

Number Date Transaction Description Additions 10 - 21 Deposit 1,118.00 10 - 22 Pre - Auth Credit 559.00 10 - 22 Pre - Auth Credit 559.00 10 - 22 Deposit 459.00 10 - 22 Deposit 1,699.00 10 - 22 Deposit 1,800.00 10 - 22 Deposit 3,840.00 10 - 23 Wire Trans - IN 459.00 10 - 23 Deposit 1,699.00 10 - 26 Wire Trans - IN 560.00 10 - 26 Wire Trans - IN 3,199.00 10 - 26 Pre - Auth Credit 559.00 10 - 27 Wire Trans - IN 2,000.00 10 - 27 Deposit 1,040.00 10 - 27 Deposit 5,757.00 10 - 28 Wire Trans - IN 1,563.00 10 - 28 Deposit 1,600.00 10 - 29 Pre - Auth Credit 559.00 10 - 29 Deposit 559.00 10 - 30 Deposit TLR 5204 BR 8252 2,000.00 10 - 30 Deposit 509.00 10 - 30 Deposit 1,599.00 10 - 30 Deposit 2,559.00 DEBITS Date Transaction Description Subtractions 10 - 01 Preauth Debit BLUE SHIELD CA BlueShield 201001 295.70 10 - 01 Preauth Debit Chineseinvestors Sept 2020 201001 500.00 10 - 01 Preauth Debit Chineseinvestors Sept 2020 201001 14,957.89 10 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201002 1159618 78.46 10 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 201002 1159531 499.01 10 - 05 Preauth Debit VONAGE AMERICA VONAGE 201005 33.35 10 - 05 Preauth Debit VONAGE AMERICA VONAGE 201005 33.46 10 - 05 Preauth Debit VONAGE AMERICA VONAGE 201005 34.33 10 - 05 Preauth Debit VONAGE AMERICA VONAGE 201005 66.90 10 - 06 Onln Bkg Trfn D TO ACC 05500016268 52,802.16 10 - 06 Preauth Debit Chineseinvestors reimbursem 201006 109.98 10 - 06 Preauth Debit Chineseinvestors Invoice 201006 7,250.00 10 - 07 Preauth Debit WESTGUARD INS CO INS PREM 201007 CHWC011463 814.02 10 - 08 Onln Bkg Trfn D TO ACC 05500016268 30,987.20 10 - 08 Preauth Debit CHARTER COMMUNIC CHARTER CO 201008 0090527975 SPA 116.97 10 - 08 Preauth Debit LEXISNEXIS/RELX ONLINE PUB 201008 451.50 10 - 13 Outgoing Wire FENGYUAN ZHANG 2,000.00 10 - 13 Outgoing Wire YING SHAO 9,896.00 10 - 13 Preauth Debit Chineseinvestors REFUND 201013 1,587.00 10 - 13 Preauth Debit UNITEDHEALTHCARE PREMIUM 201013 225488 1,857.10 10 - 13 Preauth Debit NYSIF WEB_PAY 201013 1,889.12 10 - 13 Preauth Debit UNITED HEALTHCAR EDI PAYMTS 201013 476970037979 3,444.21 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: October 01, 2020 ENDING DATE: October 31, 2020 6261 ACCOUNT STATEMENT Page 3 of 4 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc Main Document Page 22 of 40

DAILY BALANCES OVERDRAFT/RETURN ITEM FEES Date Transaction Description Subtractions 10 - 13 Preauth Debit Chineseinvestors Invoice 201013 19,100.00 10 - 19 Preauth Debit CHARTER COMMUNIC CHARTER CO 201017 0090527868 SPA 67.92 10 - 20 Outgoing Wire DANDY DATA SOLUTIO NS 3,500.00 10 - 20 Analysis Servic ANALYSIS ACTIVITY FOR 09/20 1,224.10 10 - 21 Outgoing Wire CHINESE INVESTORS. COM SHANGHAI OFFI 20,110.34 10 - 21 Preauth Debit NYSIF WEB_PAY 201021 10.00 10 - 21 Preauth Debit VONAGE AMERICA VONAGE 201021 34.30 10 - 21 Preauth Debit QUARTERLY FEE PAYMENT 201021 0000 4,875.00 10 - 22 Preauth Debit VONAGE AMERICA VONAGE 201022 33.35 10 - 22 Preauth Debit VONAGE AMERICA VONAGE 201022 35.30 10 - 22 Preauth Debit KAISER GROUP DUE INTERNET 201022 2,564.79 10 - 23 Onln Bkg Trfn D TO ACC 05500016268 46,812.60 10 - 23 Preauth Debit Chineseinvestors October 20 201023 250.00 10 - 23 Preauth Debit SO CALIF EDISON PAYMENTS 201023 467.53 10 - 28 Outgoing Wire CHEN PO SHOW 5,936.00 10 - 28 Preauth Debit Chineseinvestors Nov 2020 201028 6,072.32 10 - 28 Preauth Debit Chineseinvestors Oct 2020 201028 7,250.00 10 - 29 Preauth Debit VONAGE AMERICA VONAGE 201029 957.28 10 - 29 Preauth Debit Chineseinvestors Oct 2020 201029 3,000.00 10 - 30 Dep Rtn Other 940.00 Date Amount Date Amount Date Amount 09 - 30 67,610.90 10 - 13 20,959.60 10 - 23 11,163.37 10 - 01 52,857.31 10 - 14 26,297.60 10 - 26 15,481.37 10 - 02 60,952.33 10 - 15 63,902.60 10 - 27 24,278.37 10 - 05 67,049.29 10 - 16 67,379.60 10 - 28 8,183.05 10 - 06 63,089.72 10 - 19 74,744.68 10 - 29 5,343.77 10 - 07 64,533.70 10 - 20 72,056.58 10 - 30 11,070.77 10 - 08 38,487.03 10 - 21 50,252.94 10 - 09 42,257.03 10 - 22 56,535.50 Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: October 01, 2020 ENDING DATE: October 31, 2020 6261 ACCOUNT STATEMENT Page 4 of 4 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc Main Document Page 23 of 40

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CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 PAYR OLL ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 DEBITS Date Transaction Description Subtractions 6268 Beginning balance $17,038.09 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6268 (0) Direct inquiries to: 888 895 - 5650 Low balance $758.09 Total additions (3) 130,601.96 Average balance $16,808.64 Total subtractions (17) 145,470.05 Ending balance $2,170.00 CREDITS Number Date Transaction Description Additions 10 - 06 Onln Bkg Trft C FR ACC 05500016261 52,802.16 10 - 08 Onln Bkg Trft C FR ACC 05500016261 30,987.20 10 - 23 Onln Bkg Trft C FR ACC 05500016261 46,812.60 10 - 05 Preauth Debit AMERICAN FUNDS INVESTMENT 201005 BRK138892200930 16,280.00 10 - 07 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201007 352089868 35,813.70 10 - 09 Preauth Debit IRS USATAXPYMT 201009 270068343076717 15.00 10 - 09 Preauth Debit AMERICAN FUNDS INVESTMENT 201009 BRK138892201007 255.00 10 - 09 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201009 1129381824 1,610.44 10 - 09 Preauth Debit NYS DTF WT Tax Paymnt 201009 000000060963116 1,866.60 10 - 09 Preauth Debit IRS USATAXPYMT 201009 270068363811343 12,448.50 10 - 13 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201013 352089868 21,018.32 10 - 14 Preauth Debit AMERICAN FUNDS INVESTMENT 201014 BRK138892201012 792.00 10 - 14 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201014 454516768 1,156.15 10 - 14 Preauth Debit NYS DTF WT Tax Paymnt 201014 000000061078454 1,380.12 10 - 14 Preauth Debit IRS USATAXPYMT 201014 270068813082725 6,613.30 10 - 15 Preauth Debit NYS DOL UI Tax Paymnt 201015 000000061116325 312.00 10 - 26 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 201026 352089868 35,169.74 10 - 28 Preauth Debit NYS DTF WT Tax Paymnt 201028 000000061527500 416.75 10 - 28 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 201028 419647520 1,828.59 10 - 28 Preauth Debit IRS USATAXPYMT 201028 270070273022858 8,493.84 Commercial Analysis Checking Account number Stay alert for email scams. If you receive an email from an unknown sender about receiving or sending money for inheritance, charities for COVID - 19, or anything similar, do not respond or share your personal information. Protect yourself by deleting the email. ACCOUNT STATEMENT Page 1 of 2 STARTING DATE: October 01, 2020 ENDING DATE: October 31, 2020 Total days in statement period: 31 Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc Main Document Page 25 of 40

DAILY BALANCES OVERDRAFT/RETURN ITEM FEES Date Amount Date Amount Date Amount 09 - 30 17,038.09 10 - 08 48,733.75 10 - 15 1,266.32 10 - 05 758.09 10 - 09 32,538.21 10 - 23 48,078.92 10 - 06 53,560.25 10 - 13 11,519.89 10 - 26 12,909.18 10 - 07 17,746.55 10 - 14 1,578.32 10 - 28 2,170.00 Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: October 01, 2020 ENDING DATE: October 31, 2020 6268 ACCOUNT STATEMENT Page 2 of 2 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc Main Document Page 26 of 40

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CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 TAXE S ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 ** No activity this statement period ** OVERDRAFT/RETURN ITEM FEES Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6275 (0) Direct inquiries to: 888 895 - 5650 Account number 6275 Beginning balance $7.81 Low balance $7.81 Total additions (0) .00 Average balance $7.81 Total subtractions (0) .00 Ending balance $7.81 Commercial Analysis Checking Stay alert for email scams. If you receive an email from an unknown sender about receiving or sending money for inheritance, charities for COVID - 19, or anything similar, do not respond or share your personal information. Protect yourself by deleting the email. ACCOUNT STATEMENT Page 1 of 1 STARTING DATE: October 01, 2020 ENDING DATE: October 31, 2020 Total days in statement period: 31 Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc Main Document Page 28 of 40

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NEWCOINS 0455 ACCOUNT DUE TO NO TRANSACTION OCCURRED DURING OCTOBER 1 ST TO OCTOBER 31 ST 2020 NO STATEMENT CAN BE GENERATED. Case 2:20 - bk - 15501 - ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 31 of 40

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Creditor, Lessor, Etc. Frequency of Payments (Mo/Qtr) Amount of Payment Post - Petition payments not made (Number) Total Due None TOTAL DUE: 0.00 III. TAX LIABILITIES FOR THE REPORTING PERIOD: Gross Sales Subject to Sales Tax: 0.00 Total Wages Paid: 115,208.48 Total Post - Petition Date Delinquent Amounts Owing Amount Delinquent Amount Due Federal Withholding 5,985.00 State Withholding 2,460.81 FICA - Employer's Share 2,115.35 FICA - Employee's Share 2,115.35 Federal Unemployment 24.00 Sales and Use Real Property TOTAL: 12,700.51 0.00 O th er : Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc II. STATUS OF PA M Y a M in E D N o T c S u T m O en S t ECU P R a E g D e C 3 R 3 E o D f I 4 T 0 ORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

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IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	85,351.74		
31 - 60 days	8,270.00		
61 - 90 days	14,193.70		
91 - 120 days	64,100.37		
Over 120 days		0.00	
TOTAL:	171,915.81	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Worker's Compensation	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Casualty				
Public Vehicle Liability (China)	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	17,997.97	650.00	24-Jul-2020	650.00	0.00
30-Sep-2020	886,347.73	4,875.00	21-Oct-2020	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,525.00		5,525.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

Name of Insider Date of Order Authorizing Comp e ns a tion *Authorized Gross Compensation Gross Compensation Paid During the Month Wei Wang 7/18/2020 0.00 Lan Jiang 7/18/2020 15,000.00 Keevin Gillespie 7/18/2020 13,093.35 Clayton Miller 7/18/2020 7,593.35 Leung King Fai (Patrick Leung) 7/18/2020 0.00 Delray Wannemacher 7/18/2020 0.00 Chan Wan Yee(Shelby Chan) 7/18/2020 0.00 Name of Insider Date of Order Authorizing Comp e ns a tion Description Amount Paid During the Month NONE * Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month) VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS Cas e 2:20 - bk - 15501 - E R Do c 23 2 File d 11/16/2 0 Entere d 11/16/2 0 16:25:1 1 Desc VII SCHEDU M LE ain OF D C oc O u M m P e E n N t SAT P I a O g N e P 3 A 5 I o D f T 40 O INSIDERS

Operating Expenses: Salaries 115,208.48 523,876.12 Payroll Taxes 4,448.99 28,336.58 Employee Benefits 19,675.85 46,025.24 Bank Fees 1,684.86 5,025.04 Communications 1,413.16 7,302.17 Dues & Subscriiptions 451.50 2,259.18 Contract & Professional Service 43,692.00 302,495.42 Office Rent 26,721.31 26,721.31 Office Expenses 1,704.98 15,576.14 Office Meals and Pantry 0.00 412.93 Postage and Shipping 0.00 34.70 Shanghai Property Expenses 6,905.58 27,105.32 Shanghai Employee Expenses 7,596.28 34,084.60 Shanghai Tax 4,894.77 9,068.89 Shanghai Other 2,475.51 9,006.32 Shanghai Salary 45,301.14 242,533.59 Advertising 0.00 33,010.03 Depreciation Expenses 9,373.10 9,373.10 Amortization Expenses 5,447.22 5,447.22 Insurance 1,109.72 3,808.14 Realized Foreign Currency Gain 71.97 1,477.64 Total Operating Expenses 298,176.42 1,332,979.68 Net Gain/(Loss) from Operations (85,731.61) (284,771.16) Non - Operating Income: Interest Income 0.00 296.30 Net Gain on Sale of Assets (Itemize) 0.00 0.00 Other (Itemize) 95,910.86 95,910.86 Total Non - Operating income 95,910.86 96,207.16 Non - Operating Expenses: Mortgage Interest Legal and Professional (Itemize) Other - State tax Other - UST Fees 0.00 342.19 4,875.00 5,525.00 Tot a l N on - O p era ting E x p e ns e s 4,875.00 5,867.19 5,304.25 (194,431.19) NET INCOME/(LOSS) (Attach exhibit listing all itemizations required above) Case 2:20 - bk - 15501 - IX E . R PRO D FI o T c A 2 N 3 D 2 LOS F S ile ST d A 1 T 1 E / M 16 E / N 2 T 0 Entered 11/16/20 16:25:11 Desc (A M C a CR in UA D L o B c A u S m IS O e N n L t Y) [1] As part of Debtor’s cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts. Sales/Revenue: Current Month Cumulative Post - Petition Subscription Revenue 212,444.81 996,918.20 [1] Investor Relation Revenue 0.00 51,290.32 Ne t S a l e s/R e v e nue 212,444.81 1,048,208.52 Page 36 of 40

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ASSETS	Current Month End	
Current Assets:		
Unrestricted Cash	37,233.61 [1]	
Accounts Recievable	0.00	
Advance to Employee	105,907.85	
Deposit in Transit-Clearing	100,547.06	
Glendale Investment	45,085.86	
Prepaid Expense	25,546.14	
Deposits	61,882.23	
Trading Securities	247,926.01	
Total Current Assets		624,128.76
Property, Plant, and Equipment	454,746.45	
Accumulated Depreciation/Depletion	(331,313.57)	
Net Property, Plant, and Equipment		123,432.88
Land		-
Other Assets (Net of Amortization):		
Intangible Assets		
Other (Itemize)		
Operating lease ROU	447,468.42	
Loan Receivable	3,756,484.76	
Investement	1,565,673.35	
Total Other Assets		5,769,626.53
TOTAL ASSETS		6,517,188.17
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	171,915.81	
Accured Expenses	114,659.44	
Notes Payable		
Professional fees		
Other (Itemize)		
Total Post-petition Liabilities		286,575.25
Pre-petition Liabilities:		
Accounts Payable	60,692.00	
Accrued Expenses	128,148.72	
Other Current Liabilities	2,198,723.30	
Operating Lease Liability-LT	219,568.18	
Long Term Deffered Revenue	163,188.69	
Other Longterm Debt	8,679,270.96	
Total Pre-petition Liabilities		11,449,591.85
TOTAL LIABILITIES		11,736,167.10
EQUITY:		
Pre-petition Owners' Equity	(5,024,547.74)	
Post-petition Profit/(Loss)	(194,431.19)	
TOTAL EQUITY		(5,218,978.93)
TOTAL LIABILITIES & EQUITY		6,517,188.17

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

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X. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:		X

A wire transfer, pre-scheduled on June 17,2020, was processed post-petition.

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	X	

3. State what progress was made during the reporting period toward filing a plan of reorganization

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X	

I,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Wei Warren Wang
Principal for Debtor-in-Possession

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE PROOF OF SERVICE OF DOCUMENT I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503 A true and correct copy of the foregoing document MONTHLY OPERATING REPORT NO 5 will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005 - 2(d); and (b) in the manner stated below: 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On ( date ) November 16, 2020 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below: Service information continued on attached page 2. SERVED BY UNITED STATES MAIL : On ( date) , I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page 3. SERVED BY EMAIL (state method for each person or entity served) : Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on ( date ) , I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct. November 16, 2020 Mayra Duran Date Printed Name /s/ Mayra Duran Signature Case 2:20 - bk - 15501 - ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 39 of 40

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE 1. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) :  James Andrew Hinds jhinds@hindslawgroup.com, mduran@hindslawgroup.com  Lior Katz lior@katzlaw.com  Crystle Jane Lindsey crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  Joshua Mandell joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman .com  James R Selth jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com  Rachel M Sposato rsposato@hindslawgroup.com, mduran@hindslawgroup.com  Joseph Trenk trenklaw@gmail.com  United States Trustee (LA) ustpregion16.la.ecf@usdoj.gov  Larry D Webb Webblaw@gmail.com, larry@webblaw.onmicrosoft.com  Daniel J Weintraub dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  David Wood dwood@marshackhays.com, dwood@ecf.courtdrive.com;lbuchananmh@ecf.courtdrive.com;kfrederick@ecf.courtdrive.com  Claire K Wu ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com  Hatty K Yip hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov Case 2:20 - bk - 15501 - ER Doc 232 Filed 11/16/20 Entered 11/16/20 16:25:11 Desc Main Document Page 40 of 40